Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Q4 and Fiscal 2022 Revenue
Record Q4 Digital Media net new ARR and strong Adobe Experience Platform bookings drive business momentum
SAN JOSE, Calif. – Dec. 15, 2022 – Adobe (Nasdaq:ADBE) today reported financial results for its fourth quarter and fiscal year 2022 ended Dec. 2, 2022.
“Adobe drove record revenue and operating income in fiscal 2022,” said Shantanu Narayen, chairman and CEO, Adobe. “Our market opportunity, unparalleled innovation, operational rigor and exceptional talent position us well to drive our next decade of growth.”
“Adobe’s outstanding financial performance in fiscal 2022 drove record operating cash flows of $7.84 billion,” said Dan Durn, executive vice president and CFO, Adobe. “Strong demand for our offerings, industry-leading innovation and track record of top- and bottom-line growth set us up to capture the massive opportunities in 2023 and beyond.”
Fourth Quarter Fiscal Year 2022 Financial Highlights
•Adobe achieved revenue of $4.53 billion in its fourth quarter of fiscal year 2022, which represents 10 percent year-over-year growth or 14 percent in constant currency. Diluted earnings per share was $2.53 on a GAAP basis and $3.60 on a non-GAAP basis.
•GAAP operating income in the fourth quarter was $1.51 billion and non-GAAP operating income was $2.02 billion. GAAP net income was $1.18 billion and non-GAAP net income was $1.68 billion.
•Record cash flows from operations were $2.33 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $15.19 billion.
•Adobe repurchased approximately 5.0 million shares during the quarter.
Fourth Quarter Fiscal Year 2022 Business Segment Highlights
•Digital Media segment revenue was $3.30 billion, which represents 10 percent year-over-year growth or 14 percent in constant currency. Creative revenue grew to $2.68 billion, representing 8 percent year-over-year growth or 13 percent in constant currency. Document Cloud revenue was $619 million, representing 16 percent year-over-year growth or 19 percent in constant currency.
•Net new Digital Media Annualized Recurring Revenue (“ARR”) was $576 million, exiting the quarter with Digital Media ARR of $13.97 billion. Creative ARR grew to $11.60 billion and Document Cloud ARR grew to $2.37 billion.
•Digital Experience segment revenue was $1.15 billion, representing 14 percent year-over-year growth or 16 percent in constant currency. Digital Experience subscription revenue was $1.01 billion, representing 14 percent year-over-year growth or 16 percent in constant currency.

Fiscal Year 2022 Financial Highlights
•Adobe achieved revenue of $17.61 billion in fiscal year 2022, which represents 12 percent year-over-year growth or 15 percent adjusted year-over-year growth1. Diluted earnings per share was $10.10 on a GAAP basis and $13.71 on a non-GAAP basis.
•GAAP operating income was $6.10 billion and non-GAAP operating income was $7.95 billion. GAAP net income was $4.76 billion and non-GAAP net income was $6.46 billion.
•Adobe generated a record $7.84 billion in operating cash flows during the year.
•Adobe repurchased approximately 15.7 million shares during the year.
Fiscal Year 2022 Business Segment Highlights
•Digital Media segment revenue was $12.84 billion, which represents 11 percent year-over-year growth or 16 percent adjusted year-over-year growth1. Net new Digital Media ARR was $1.91 billion during the fiscal year.
•Creative revenue grew to $10.46 billion, representing 10 percent year-over-year growth or 14 percent adjusted year-over-year growth1.
•Document Cloud revenue was $2.38 billion, representing 21 percent year-over-year growth or 24 percent adjusted year-over-year growth1.
•Digital Experience segment revenue was $4.42 billion, representing 14 percent year-over-year growth or 17 percent adjusted year-over-year growth1. Digital Experience subscription revenue was $3.88 billion, representing 15 percent year-over-year growth or 18 percent adjusted year-over-year growth1.
Financial Targets
Adobe is providing fiscal year 2023 targets, as well as Q1 targets, which do not reflect the planned acquisition of Figma that is expected to close during 2023. These targets factor in current expectations for the macroeconomic and foreign exchange environments.
Changes to foreign exchange rates:
•Have resulted in a $712 million downward revaluation to Adobe’s total Digital Media ARR balance. As a reminder, ARR is forecasted annually at December currency rates, and currency rates are held constant through that fiscal year for measurement purposes; end-of-year actual ARR balances are revalued at new December rates for the next fiscal year; and
•Are expected to result in an approximately four percent headwind to total revenue year-over-year growth rates in fiscal year 2023.
The following table summarizes Adobe’s fiscal year 2023 targets:

Total revenue	$19.1 billion to $19.3 billion
Digital Media net new ARR	~$1.65 billion
Digital Media segment revenue	$13.9 billion to $14.0 billion
Digital Experience segment revenue	$4.925 billion to $5.025 billion
Digital Experience subscription revenue	$4.375 billion to $4.425 billion
Tax rate	GAAP: ~22.0%	Non-GAAP: ~18.5%
Earnings per share[2]	GAAP: $10.75 to $11.05	Non-GAAP: $15.15 to $15.45
The following table summarizes Adobe’s fiscal year 2023 growth targets at the midpoint:

	Y/Y Growth (Midpoint)	Constant Currency Y/Y Growth (Midpoint)
Total revenue	~9%	~13%
Digital Media segment revenue	~9%	~13%
Digital Experience segment revenue	~13%	~15%
Digital Experience subscription revenue	~13%	~16%

The following table summarizes Adobe’s first quarter fiscal year 2023 targets:

Total revenue	$4.60 billion to $4.64 billion
Digital Media net new ARR	~$375 million
Digital Media segment revenue	$3.350 billion to $3.375 billion
Digital Experience segment revenue	$1.16 billion to $1.18 billion
Digital Experience subscription revenue	$1.025 billion to $1.045 billion
Tax rate	GAAP: ~22.0%	Non-GAAP: ~18.5%
Earnings per share[2]	GAAP: $2.60 to $2.65	Non-GAAP: $3.65 to $3.70

Adobe to Host Conference Call
Adobe will webcast its fourth quarter and fiscal year 2022 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
This press release contains forward-looking statements, including those related to business momentum, our market opportunity, market trends, current macroeconomic conditions, fluctuations in foreign currency exchange rates, strategic investments, customer success, revenue, operating margin, seasonality, annualized recurring revenue, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements; introduction of new technology, information security and privacy; potential interruptions or delays in hosted services provided by us or third parties; geopolitical and macroeconomic conditions; the Russia-Ukraine war; the impact of the COVID-19 pandemic; risks associated with cyber-attacks; complex sales cycles; risks related to the timing of revenue recognition from our subscription offerings; fluctuations in subscription renewal rates; failure to realize the anticipated benefits of past or future acquisitions; failure to effectively manage critical strategic third-party business relationships; changes in accounting principles and tax regulations; uncertainty in the financial markets and economic conditions in the countries where we operate; and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2021 ended Dec. 3, 2021, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2022.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our fiscal year ended Dec. 2, 2022, which Adobe expects to file in Jan. 2023. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets is provided at the end of this press release and on Adobe’s investor relations website.
1Adjusted to account for the extra week in first quarter fiscal year 2021 and to show growth rates in constant currency.
2Targets assume share count of ~461 million for first quarter fiscal year 2023 and ~456 million for fiscal year 2023.

About Adobe
Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2022 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Year Ended
	December 2, 2022	December 3, 2021	December 2, 2022	December 3, 2021
Revenue:
Subscription	$4,232	$3,812	$16,388	$14,573
Product	115	128	532	555
Services and other	178	170	686	657
Total revenue	4,525	4,110	17,606	15,785

Cost of revenue:
Subscription	430	378	1,646	1,374
Product	8	12	35	41
Services and other	130	117	484	450
Total cost of revenue	568	507	2,165	1,865

Gross profit	3,957	3,603	15,441	13,920

Operating expenses:
Research and development	773	657	2,987	2,540
Sales and marketing	1,297	1,131	4,968	4,321
General and administrative	340	274	1,219	1,085
Amortization of intangibles	42	40	169	172
Total operating expenses	2,452	2,102	9,343	8,118

Operating income	1,505	1,501	6,098	5,802

Non-operating income (expense):
Interest expense	(28)	(28)	(112)	(113)
Investment gains (losses), net	4	(4)	(19)	16
Other income (expense), net	36	(1)	41	—
Total non-operating income (expense), net	12	(33)	(90)	(97)
Income before income taxes	1,517	1,468	6,008	5,705
Provision for income taxes	341	235	1,252	883
Net income	$1,176	$1,233	$4,756	$4,822
Basic net income per share	$2.53	$2.59	$10.13	$10.10
Shares used to compute basic net income per share	465	476	470	477
Diluted net income per share	$2.53	$2.57	$10.10	$10.02
Shares used to compute diluted net income per share	466	480	471	481

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	December 2, 2022	December 3, 2021
ASSETS

Current assets:
Cash and cash equivalents	$4,236	$3,844
Short-term investments	1,860	1,954
Trade receivables, net of allowances for doubtful accounts of $23 and $16, respectively	2,065	1,878
Prepaid expenses and other current assets	835	993
Total current assets	8,996	8,669

Property and equipment, net	1,908	1,673
Operating lease right-of-use assets, net	407	443
Goodwill	12,787	12,668
Other intangibles, net	1,449	1,820
Deferred income taxes	777	1,085
Other assets	841	883
Total assets	$27,165	$27,241

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$379	$312
Accrued expenses	1,790	1,736
Debt	500	—
Deferred revenue	5,297	4,733
Income taxes payable	75	54
Operating lease liabilities	87	97
Total current liabilities	8,128	6,932

Long-term liabilities:
Debt	3,629	4,123
Deferred revenue	117	145
Income taxes payable	530	534
Deferred income taxes	28	5
Operating lease liabilities	417	453
Other liabilities	265	252
Total liabilities	13,114	12,444

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in-capital	9,868	8,428
Retained earnings	28,319	23,905
Accumulated other comprehensive income (loss)	(293)	(137)
Treasury stock, at cost	(23,843)	(17,399)
Total stockholders’ equity	14,051	14,797
Total liabilities and stockholders’ equity	$27,165	$27,241

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	December 2, 2022	December 3, 2021
Cash flows from operating activities:
Net income	$1,176	$1,233
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	215	205
Stock-based compensation	388	269
Unrealized investment (gains) losses, net	(4)	7
Other non-cash adjustments	68	87
Changes in deferred revenue	471	482
Changes in other operating assets and liabilities	11	(235)
Net cash provided by operating activities	2,325	2,048

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	29	(423)
Purchases of property and equipment	(91)	(81)
Purchases and sales of long-term investments, intangibles and other assets, net	(7)	(5)
Acquisitions, net of cash acquired	—	(1,212)
Net cash used for investing activities	(69)	(1,721)

Cash flows from financing activities:
Repurchases of common stock	(1,750)	(1,000)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(67)	(116)
Other financing activities, net	(94)	38
Net cash used for financing activities	(1,911)	(1,078)
Effect of exchange rate changes on cash and cash equivalents	21	(28)
Net change in cash and cash equivalents	366	(779)
Cash and cash equivalents at beginning of period	3,870	4,623
Cash and cash equivalents at end of period	$4,236	$3,844

Non-GAAP Results
The following table shows Adobe’s fiscal year 2022 GAAP revenue growth rates reconciled to adjusted revenue growth rates included in this release.

Fiscal Year 2022	Total revenue	Digital Media segment revenue	Creative Cloud revenue	Document Cloud revenue	Digital Experience segment revenue	Digital Experience subscription revenue
	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)
GAAP revenue growth rates	12%	11%	10%	21%	14%	15%
Impact of extra week in fiscal year 2021	2	2	2	2	2	2
Constant currency impact	1	3	2	1	1	1
Adjusted revenue growth rates	15%	16%	14%	24%	17%	18%

The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended			Year Ended
	December 2, 2022	December 3, 2021	September 2, 2022	December 2, 2022	December 3, 2021
Operating income:

GAAP operating income	$1,505	$1,501	$1,484	$6,098	$5,802
Stock-based and deferred compensation expense	392	265	371	1,420	1,107
Amortization of intangibles	100	91	100	401	350
Acquisition-related expenses (*)	26	—	—	26	—
Non-GAAP operating income	$2,023	$1,857	$1,955	$7,945	$7,259

Net income:

GAAP net income	$1,176	$1,233	$1,136	$4,756	$4,822
Stock-based and deferred compensation expense	392	265	371	1,420	1,107
Amortization of intangibles	100	91	100	401	350
Acquisition-related expenses (*)	26	—	—	26	—
Investment (gains) losses, net	(4)	4	6	19	(16)
Income tax adjustments	(15)	(57)	(18)	(165)	(260)
Non-GAAP net income	$1,675	$1,536	$1,595	$6,457	$6,003

Diluted net income per share:

GAAP diluted net income per share	$2.53	$2.57	$2.42	$10.10	$10.02
Stock-based and deferred compensation expense	0.84	0.55	0.79	3.02	2.30
Amortization of intangibles	0.21	0.19	0.21	0.85	0.73
Acquisition-related expenses (*)	0.06	—	—	0.05	—
Investment (gains) losses, net	(0.01)	0.01	0.01	0.04	(0.03)
Income tax adjustments	(0.03)	(0.12)	(0.03)	(0.35)	(0.54)
Non-GAAP diluted net income per share	$3.60	$3.20	$3.40	$13.71	$12.48

Shares used in computing diluted net income per share	466	480	469	471	481

Non-GAAP Results (continued)
The following table shows Adobe’s fourth quarter fiscal year 2022 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Fourth Quarter Fiscal 2022
Effective income tax rate:

GAAP effective income tax rate	22.5%
Income tax adjustments	(3.0)
Stock-based and deferred compensation expense	(1.5)
Amortization of intangibles	(0.4)
Acquisition-related expenses (*)	(0.1)
Non-GAAP effective income tax rate	17.5%
(*) Includes deal costs and certain professional fees associated with the planned acquisition of Figma

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's annual fiscal year 2023 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Fiscal Year 2023
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$10.75	$11.05
Stock-based and deferred compensation expense	3.99	3.97
Amortization of intangibles	0.82	0.82
Income tax adjustments	(0.41)	(0.39)
Non-GAAP diluted net income per share	$15.15	$15.45

Shares used to compute diluted net income per share	456	456

Fiscal Year 2023
Effective income tax rate:

GAAP effective income tax rate	22.0%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.1)
Income tax adjustments	(2.0)
Non-GAAP effective income tax rate	18.5%

Reconciliation of GAAP to Non-GAAP Financial Targets (continued)
The following tables show Adobe's first quarter fiscal year 2023 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	First Quarter Fiscal 2023
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$2.60	$2.65
Stock-based and deferred compensation expense	0.93	0.93
Amortization of intangibles	0.21	0.21
Income tax adjustments	(0.09)	(0.09)
Non-GAAP diluted net income per share	$3.65	$3.70

Shares used to compute diluted net income per share	461	461

First Quarter Fiscal 2023
Effective income tax rate:

GAAP effective income tax rate	22.0%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.1)
Income tax adjustments	(2.0)
Non-GAAP effective income tax rate	18.5%

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.